                                                                   Exhibit 10.3

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.


AT&T Data Service Terms and Pricing                                 Page 1 of 5


                 AT&T Data Service Terms and Pricing Attachment
                 ----------------------------------------------

CUSTOMER Name (Full Legal Name): Easylink Services Corp.
Date of Execution of Master      /s/ G R Frylinck    26 Apr 04    (by CUSTOMER)
Agreement:                       -----------------------------
                                 /s/ Maryann Allen   26 Apr 04    (by AT&T)
                                 -----------------------------

1. Services Provided. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Master Agreement and the applicable provisions of the AT&T Service Guide.

1.1      AT&T Private Line Services.

1.2      AT&T Local Channel Services.

1.3      AT&T International Satellite Services.

1.4      AT&T Frame Relay Service.

2. Term. The Term of this Attachment consists of a Full Service Period of 18 months and a Ramp Down Period of up to 12 months. CUSTOMER may elect to extend the Full Service Period for an additional 12 months by providing notice of such election to AT&T at least 60 days prior to the end of the original Full Service Period. Upon expiration of the Term, this Attachment will remain in effect on a month-to-month basis, and all rates and charges will be subject to change by AT&T upon thirty days' notice.

2.1 Rate Effective Date. The rates, terms and conditions of this Attachment are effective as of the date on which this Attachment is made part of the Agreement (i.e., on the date the Agreement is initially executed by both parties or, if this Attachment is not part of the Agreement as initially executed, on the date the Agreement is thereafter amended to include this Attachment) which date is referred to as the "Rate Effective Date".

2.2 Full Service Period; CISD. The Full Service Period begins on the first day of the first full bill cycle in which Service is provided under this Attachment, which day is referred to as the Customer's Initial Service Date (CISD). If different Services provided under this Attachment have different billing cycles, the billing months will be staggered, and the Full Service Period with respect to each Service will begin on the first day of the applicable bill cycle following the CISD. For each Service, however, the Full Service Period will begin less than one month after the CISD.

2.3 Component Term. A twelve-month Component Term applies for each Interoffice Channel (IOC) and Local Channel ordered under this Attachment. The Component Term for each such component begins on the date AT&T completes installation of the component.

2.4 Ramp-Down Period. The Ramp-Down Period begins on the first day after the end of the Full Service Period, and ends on the last day of the last remaining Component Term. CUSTOMER may not submit new service orders under this Agreement during the Ramp Down Period. During the Ramp-Down Period, all rates and charges (other than rates and charges applicable to channels with an unexpired Component Term) are subject to change by AT&T upon thirty days' notice.


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Data Service Terms and Pricing                                 Page 2 of 5


3. Minimum Revenue Commitments. The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period.

3.1      Minimum Term Revenue Commitment (MTRC)

    3.1.1 The MTRC is $3,600,00.00. Each 18 months of the Full Service Period is a Commitment Period. There is no MTRC during the Ramp-Down Period.

    3.1.2 The MTRC Eligible Charges consist of the Net Monthly Recurring Charges, after the application of any discounts or credits, for the Services provided under this Attachment.

4. Rates and Charges. The rates and charges for the Services provided under this Attachment are as provided in the Service Guide, except as specified in this Attachment. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, concerning universal service fund ("USE") charges, or other governmental charges or fees imposed in connection with the provision of Services.

4.1 AT&T Private Line Services - Inter Office Channels. The following monthly charges apply for the listed domestic services in lieu of the Inter Office Channel (IOC) monthly charges applicable under the Service Guide. The monthly charge varies based on the IOC rate mileage. For an IOC with rate mileage of 100 miles or less, the monthly charge is a fixed charge. For an IOC with rate mileage of more than 100 miles, the monthly charge is the product of the per mile charge set forth in the following chart (determined ased on IOC rate mileage), times the rate mileage of the IOC.

    4.1.1    AT&T Private Line SONET OC12 Service

             -------------------------------------------------------------------
              I0C Rate Mileage       Fixed Monthly Charge       Per Mile Charge
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------

    4.1.2    ACCUNET SONET T155 Service


             -------------------------------------------------------------------
              I0C Rate Mileage       Fixed Monthly Charge       Per Mile Charge
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------



                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Data Service Terms and Pricing                                 Page 3 of 5


    4.1.3    ACCUNET T45 Service


             -------------------------------------------------------------------
              I0C Rate Mileage       Fixed Monthly Charge       Per Mile Charge
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------

    4.1.4    ACCUNET T1.5 Service

             -------------------------------------------------------------------
              I0C Rate Mileage       Fixed Monthly Charge       Per Mile Charge
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------
                     [*]                      [*]                     [*]
             -------------------------------------------------------------------

4.2 AT&T Private Line Services - Office Functions. The following monthly charges apply for the listed services in lieu of the Office Function monthly charges applicable under the Service Guide.


          ----------------------------------------------------------------------
          Office Function                      Monthly Recurring Charge
          ----------------------------------------------------------------------
          [*]                                             [*]
          ----------------------------------------------------------------------
          [*]                                             [*]
          ----------------------------------------------------------------------

4.3 AT&T Intra-Office Cross Connection (IOX). In lieu of the rates and discounts specified in the AT&T Business Service Guide, the following Monthly Recurring Charges apply for the following service components. [*]

             -------------------------------------   ---------------------------
             AT&T Intra-Office Cross Connection        Monthly Recurring Charge
             -------------------------------------   ---------------------------
             [*]                                                 [*]
             -------------------------------------   ---------------------------
             [*]                                                 [*]
             -------------------------------------   ---------------------------
             [*]                                                 [*]
             -------------------------------------   ---------------------------
             [*]                                                 [*]
             -------------------------------------   ---------------------------

5.   Discounts. [*]

5.1      [*]


          ---------------------------             --------------
          Service                                   Discount
          ---------------------------             --------------
          [*]                                          [*]
          ---------------------------             --------------
          [*]                                          [*]
          ---------------------------             --------------
          -[*]                                         [*]
          ---------------------------             --------------
          -[*]                                         [*]


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Data Service Terms and Pricing                                 Page 4 of 5


          ---------------------------             --------------
          [*]                                          [*]
          ---------------------------             --------------


          ---------------------------             --------------
          Service                                    Discount
          ---------------------------             --------------
          - [*]                                         [*]
          ---------------------------             --------------
          - [*]                                         [*]
          ---------------------------             --------------
          [*]                                           [*]
          ---------------------------             --------------
          [*]                                           [*]
          ---------------------------             --------------
          [*]                                           [*]
          ---------------------------             --------------
          [*]                                           [*]
          ---------------------------             --------------
          [*]                                           [*]
          ---------------------------             --------------


5.2      [*].

                                 ----------------------------------
                                 Monthly Recurring Charge per Local
                                           Channel
------------    --------------   ----------------------------------
Speed            Mileage Band         Fixed          Per Mile
------------    --------------       --------     --------------
[*]                  [*]               [*]             [*]
------------    --------------       --------     --------------

5.3      [*]provided under this Attachment.

         ----------------------------------------------------------------------
                                                   Monthly Charge
         -------------------------    -----------------------------------------
          Local Channel Mileage               [*]                    [*]
                                         Fixed Charge          Per Mile Charge
         -------------------------    -------------------    ------------------
                   0-5                        [*]                    [*]
         -------------------------    -------------------    ------------------
                   6-20                       [*]                    [*]
         -------------------------    -------------------    ------------------
                  21-50                       [*]                    [*]
         -------------------------    -------------------    ------------------
                   51+                        [*]                    [*]
         -------------------------    -------------------    ------------------

5.4      [*]

          ---------------------------             --------------
             Service                                    [*]
          ---------------------------             --------------
          [*]                                           [*]
          ---------------------------             --------------
          [*]                                           [*]
          ---------------------------             --------------


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Data Service Terms and Pricing                                 Page 5 of 5



6. Credits and Waivers. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotions, credits or waivers apply.

6.1      [*]

    6.1.1    [*]

6.2      [*]:

    6.2.1    [*]:

         6.2.1.1  [*]

         6.2.1.2  [*]

         6.2.1.3  [*]

         6.2.1.4  [*]

    6.2.2    [*]

         6.2.2.1  [*]

         6.2.2.2  [*]

         6.2.2.3  [*]

7. Classifications, Practices and Regulations. Except as otherwise provided in this Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the Service Guide.

8. Termination Charge. The following provision applies in lieu of any Discontinuance With or Without Liability provisions specified in the Service Guide.

8.1 If CUSTOMER terminates this Attachment or the Service provided under this Attachment prior to the end of the Term (other than as the result of a material breach by AT&T), or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's material breach of the Agreement, CUSTOMER will be billed a Termination Charge. The Termination Charge will be an amount equal to 50% of the unsatisfied Minimum Revenue Commitment(s) for the Commitment Period(s) in which the termination occurs, plus 50% of the Minimum Revenue Commitments for each Commitment Period remaining in the Term. In addition, CUSTOMER will be billed (1) any applicable Component Termination Charges, and (2) an amount equal to the sum of any credits specified in this Attachment.

8.2 If CUSTOMER discontinues a service component prior to the end of the applicable Component Term (other than as a result of a material breach by AT&T), or if AT&T discontinues a service component prior to the end of the Component Term due to CUSTOMER's material breach of the Agreement, CUSTOMER will be liable for a Component Termination Charge equal to 100% of the Monthly Recurring Charges for each month remaining in the applicable Component Term. No Component Termination Charge will apply during the Full Service Period if an IOC is replaced with the same type of component, with a higher speed. The replacement component must between the same two points. In all cases, the replacement component will be subject to a new Component Term of twelve months.

================================================================================
                                End of Attachment
                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions